Exhibit 99.2
Bob Evans Farms, Inc.
Earnings Release Fact Sheet (unaudited)
Fiscal 2012 — Quarter 2
Note: amounts are in thousands, except per share amounts
second quarter (Q2), ended October 28, 2011, compared to the corresponding period a year ago:

	Consolidated Results				Restaurant		Foods
		% of		% of
	Q2 2012	sales	Q2 2011	sales	Q2 2012	Q2 2011	Q2 2012	Q2 2011
Net sales	$407,185		$417,046		$328,873	$338,079	$78,312	$78,967

Cost of sales	125,842	30.9%	124,131	29.8%	24.3%	24.3%	58.8%	53.1%
Operating wages	132,424	32.5%	140,083	33.6%	38.1%	38.9%	9.2%	10.8%
Other operating	69,185	17.0%	68,339	16.4%	19.7%	19.1%	5.4%	4.8%
S,G&A	38,165	9.4%	49,661	11.9%	7.2%	9.6%	18.4%	22.0%
Depr. & amort.	20,239	5.0%	20,922	5.0%	5.4%	5.4%	3.1%	3.3%

Operating income	21,330	5.2%	13,910	3.3%	5.3%	2.7%	5.1%	6.0%

Interest	1,985	0.5%	2,204	0.5%

Pre-tax income	19,345	4.7%	11,706	2.8%

Income Taxes	6,598	1.6%	3,916	0.9%

Net Income	$12,747	3.1%	$7,790	1.9%

EPS — basic	$0.42		$0.26
EPS — diluted	$0.42		$0.26

Dividends paid per share	$0.25		$0.20

Weighted average shares outstanding:

Basic	30,090		30,341
Dilutive stock options	51		62

Diluted	30,141		30,403

Shares outstanding at quarter end	29,615		30,197
Income taxes, as a percentage of pre-tax income, were 34.1% vs.33.5%
Fiscal 2012 — Quarter 2 p 1

Consolidated Q2 Review:
•	Net sales decreased 2.4% ($407.2 million vs. $417.0 million).
•	Operating income increased 53.3% ($21.3 million vs. $13.9 million).
•	Pre-tax income increased 65.3% ($19.3 million vs. $11.7 million).
•	Effective tax rate was 34.1% compared to 33.5%.
•	Net income increased 63.6% ($12.7 million vs. $7.8 million).
•	Diluted EPS was $0.42 vs. $0.26.
•	The second quarter results of fiscal 2012 included the impact of the following:
•	Consolidated and restaurant results for the second quarter of fiscal 2012 included store-level and non-operating location impairments, severance charges and gain on sale of non-operating assets of $2.8 million, $0.3 million and $0.4 million, respectively. Impairment charges and gain on sale of non-operating locations are reflected in S,G&A. Severance charges are reflected in operating wages and fringe benefits.
•	Consolidated and foods results for the second quarter of fiscal 2012 included gain on sale of assets and impairment of non-operating locations of $0.7 million and $0.1 million, respectively, that are reflected in S,G&A.
•	The second quarter results of fiscal 2011 included the impact of the following:
•	Consolidated and restaurant results for the second quarter of fiscal 2011 included store-level impairments and severance /retirement charges of $10.3 million and $0.8 million, respectively, that are reflected in S,G&A.
•	Consolidated and food products results for the second quarter of fiscal 2011 included a charge for manufacturing productivity initiatives of $2.8 million that is reflected in S,G&A.
Fiscal 2012 — Quarter 2 p 2

Restaurant Q2 Review:
•	Overall restaurant sales decreased 2.7% ($328.9 million vs. $338.1 million).
•	Nominal same-store sales decreased 1.5% at Bob Evans Restaurants and decreased 4.8% at Mimi’s.
•	Operating income increased 88.6% ($17.4 million vs. $9.2 million).
•	Operating margin was 5.3% compared to 2.7%.
•	Restaurants in operation at quarter end were: 564 Bob Evans Restaurants and 145 Mimi’s. 569 Bob Evans Restaurants and 145 Mimi’s were in operation a year ago.
•	Projected restaurant openings, by quarter:
Bob Evans Restaurants:

	Beginning							Ending
Fiscal Year	Total	Q1	Q2	Q3*	Q4*	Full Year*	Closings	Total*

2012	563	—	2	—	4	6	1	568
2011	569	—	—	—	2	2	8	563
2010	570	—	—	—	—	—	1	569
2009	571	—	—	—	1	1	2	570
2008	579	—	—	1	1	2	10	571
Mimi’s Cafes:

	Beginning							Ending
Fiscal Year	Total	Q1	Q2	Q3*	Q4*	Full Year*	Closings	Total*

2012	145	—	—	—	—	—	—	145
2011	146	—	—	—	—	—	1	145
2010	144	—	1	1	—	2	—	146
2009	132	3	4	2	3	12	—	144
2008	115	1	2	8	6	17	—	132
Consolidated Restaurants:

	Beginning							Ending
Fiscal Year	Total	Q1	Q2	Q3*	Q4*	Full Year*	Closings	Total*

2012	708	—	2	—	4	6	1	713
2011	715	—	—	—	2	2	9	708
2010	714	—	1	1	—	2	1	715
2009	703	3	4	2	4	13	2	714
2008	694	1	2	9	7	19	10	703

*	Future quarters represent estimates for fiscal year 2012.
Fiscal 2012 — Quarter 2 p 3

•	Projected rebuilt restaurant openings, by quarter:

Fiscal Year	Q1	Q2	Q3*	Q4*	Full Year*

2012	—	2	1	—	3
2011	—	—	1	1	2
2010	1	1	—	—	2
2009	1	3	—	—	4
2008	2	2	1	3	8

*	Future quarters represent estimates for fiscal year 2012.
•	Projected Bob Evans Restaurant reimages, refreshes and remodels openings, by quarter:

	Q1	Q2	Q3*	Q4*	Full Year*

Reimages	—	4	5	11	20
Refreshes	—	1	—	30	31
Remodels	—	27	12	—	39

	—	32	17	41	90

*	Future quarters represent estimates for fiscal year 2012.
•	Bob Evans Restaurants same-store sales analysis (24-month core; 555 restaurants):

	Fiscal 2012			Fiscal 2011			Fiscal 2010
	Nominal	Menu	Real	Nominal	Menu	Real	Nominal	Menu	Real
May	(1.5)	0.8	(2.3)	(3.5)	1.8	(5.3)	(2.8)	2.7	(5.5)
June	(2.0)	1.0	(3.0)	(3.1)	2.0	(5.1)	(2.5)	2.2	(4.7)
July	(1.8)	2.0	(3.8)	(3.7)	2.0	(5.7)	(3.7)	2.3	(6.0)

Q1	(1.8)	1.3	(3.1)	(3.5)	1.9	(5.4)	(3.0)	2.4	(5.4)

August	(2.6)	2.0	(4.6)	(1.8)	2.0	(3.8)	(3.0)	2.3	(5.3)
September	(1.9)	2.0	(3.9)	(0.6)	1.8	(2.4)	(3.5)	2.4	(5.9)
October	(0.3)	2.0	(2.3)	(0.5)	1.8	(2.3)	(2.0)	2.4	(4.4)

Q2	(1.5)	2.0	(3.5)	(0.9)	1.9	(2.8)	(2.8)	2.3	(5.1)

November	—	—	—	6.1	1.9	4.2	(5.0)	0.7	(5.7)
December	—	—	—	(5.0)	1.9	(6.9)	(3.5)	0.7	(4.2)
January	—	—	—	(1.7)	1.4	(3.1)	(4.2)	1.3	(5.5)

Q3	—	—	—	(0.5)	1.8	(2.3)	(4.2)	0.9	(5.1)

February	—	—	—	3.2	1.0	2.2	(7.3)	1.9	(9.2)
March	—	—	—	(0.9)	1.0	(1.9)	(0.4)	1.9	(2.3)
April	—	—	—	1.3	1.0	0.3	(4.6)	1.9	(6.5)

Q4	—	—	—	1.2	1.0	0.2	(4.1)	1.9	(6.0)

Fiscal year	(1.7)	1.6	(3.3)	(1.0)	1.7	(2.7)	(3.5)	1.9	(5.4)
Fiscal 2012 — Quarter 2 p 4

•	Mimi’s Cafe same-store sales analysis (24-month core;143 restaurants):

	Fiscal 2012			Fiscal 2011			Fiscal 2010
	Nominal	Menu	Real	Nominal	Menu	Real	Nominal	Menu	Real
May	(1.8)	4.2	(6.0)	(8.4)	2.4	(10.8)	(6.9)	2.4	(9.3)
June	(6.1)	4.2	(10.3)	(8.2)	2.7	(10.9)	(5.0)	2.3	(7.3)
July	(6.1)	4.2	(10.3)	(6.5)	2.7	(9.2)	(7.2)	2.3	(9.5)

Q1	(4.8)	4.2	(9.0)	(7.6)	2.6	(10.2)	(6.4)	2.3	(8.7)

August	(5.6)	4.2	(9.8)	(6.2)	2.7	(8.9)	(5.2)	2.2	(7.4)
September	(4.8)	4.2	(9.0)	(4.8)	2.7	(7.5)	(8.1)	2.2	(10.3)
October	(4.1)	4.2	(8.3)	(5.8)	2.2	(8.0)	(7.2)	2.2	(9.4)

Q2	(4.8)	4.2	(9.0)	(5.6)	2.6	(8.2)	(6.8)	2.2	(9.0)

November	—	—	—	0.8	2.3	(1.5)	(8.1)	2.2	(10.3)
December	—	—	—	(4.1)	2.3	(6.4)	(8.9)	2.2	(11.1)
January	—	—	—	(6.0)	1.7	(7.7)	(7.7)	2.2	(9.9)

Q3	—	—	—	(3.2)	2.1	(5.3)	(8.3)	2.2	(10.5)

February	—	—	—	(1.3)	1.7	(3.0)	(7.9)	2.3	(10.2)
March	—	—	—	(2.0)	5.7	(7.7)	(5.5)	2.3	(7.8)
April	—	—	—	(0.8)	5.7	(6.5)	(7.9)	2.3	(10.2)

Q4	—	—	—	(1.3)	4.5	(5.8)	(7.1)	2.3	(9.4)

Fiscal year	(4.8)	4.2	(9.0)	(4.5)	2.9	(7.4)	(7.2)	2.2	(9.4)
•	Key restaurant sales data (core restaurants only):

	Bob Evans
	Restaurants	Mimi’s

Average annual store sales ($) — FY11	$1,723,000	$2,679,000

Q2 FY 2012 day part mix (%):
Breakfast	33%	23%
Lunch	37%	40%
Dinner	30%	37%

Q2 FY 2012 check average ($)	$8.62	$11.67
•	Quarterly restaurant sales by concept:

	Q2 2012	YTD 2012	Q2 2011	YTD 2011

Bob Evans Restaurants	$242,803	$486,588	$247,511	$496,373
Mimi’s Café	86,070	175,437	90,568	184,791

Total	$328,873	$662,025	$338,079	$681,164
Fiscal 2012 — Quarter 2 p 5

Foods Q2 Review:
•	Net sales decreased 0.8% ($78.3 million vs. $79.0 million).
•	We estimate that a $1.00 change in average cost per hundredweight of sows impacts the foods segment’s annual cost of sales by approximately $1.0 million.
•	Pounds sold increased 3.1%.
•	Operating income decreased 15.7% ($4.0 million vs. $4.7 million).
•	Operating margin was 5.1% compared to 6.0%.
•	Average sow cost increased 12.2% ($67.82 per cwt vs. $60.47 per cwt).
Historical sow cost review (average cost per hundredweight):

Fiscal Year	Q1	Q2	Q3		Q4		Average
2012	$57.06	$67.82	$		$		$62.72
2011	$59.52	$60.47		$51.16		$59.05	$57.17
2010	$43.24	$32.88		$40.14		$55.91	$42.18
2009	$28.69	$51.19		$49.03		$50.65	$44.93
Pounds sold review:

Fiscal Year	Q1	Q2	Q3	Q4	Average
2012	-2.7%	3.1%			0.2%
2011	-1.1%	-14.7%	-7.9%	-4.6%	-7.1%
2010	-2.9%	10.1%	20.9%	4.5%	8.2%
2009	16.4%	13.6%	-4.8%	2.4%	6.9%
•	Net sales review (dollars in thousands):

	Q2 2012	YTD 2012	Q2 2011	YTD 2011
Gross sales	$88,034	$168,074	$86,597	$165,566

Less: promotions	(8,926)	(16,022)	(7,062)	(15,790)

Less: returns and slotting	(796)	(1,532)	(568)	(1,328)

Net sales	$78,312	$150,520	$78,967	$148,448
Fiscal 2012 — Quarter 2 p 6

Balance Sheet Summary:

(in thousands)	Oct. 28, 2011	Apr. 29, 2011

Cash and equivalents	$38,231	$57,730
Other current assets	73,746	61,875
Net property, plant and equipment	872,218	900,878
Goodwill and other intangible assets	41,854	42,264
Other non-current assets	34,720	31,574

Total assets	$1,060,769	$1,094,321

Current portion of long-term debt	$38,571	$13,571
Other current liabilities	141,533	157,541
Long-term debt	97,145	135,716
Other long-term liabilities	121,863	123,383
Stockholders’ equity	661,657	664,110

Total liabilities and equity	$1,060,769	$1,094,321
Fiscal 2012 — Quarter 2 p 7